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                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Hartford HLS Series Fund II, Inc. does hereby certify, to such officer's knowledge, that:

        The semi-annual report on Form N-CSR of Hartford HLS Series Fund II, Inc. for the period ended June 30, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: August 16, 2005                          By: /s/ David M. Znamierowski
                                                   -------------------------
                                                   David M. Znamierowski
                                                   Its: President


Date: August 16, 2005                          By: /s/ Tamara L. Fagely
                                                   -------------------
                                                   Tamara L. Fagely
                                                   Its: Vice President,
                                                        Controller and Treasurer





A signed original of this written statement required by Section 906 has been provided to Hartford HLS Series Fund II, Inc. and will be retained by Hartford HLS Series Fund II, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.